Acquisition of Howard Bancorp, Inc. July 13, 2021 Exhibit 99.2

Disclaimer This presentation contemplates a business combination pursuant to a merger agreement, dated as of July 12, 2021, between F.N.B. Corporation and Howard Bancorp, Inc. This presentation discusses the proposed transaction and does not purport to be all-inclusive, or to give you any legal, tax or investment advice. This presentation does not constitute or involve the giving of any investment advice, the making of representation, warranty or covenant whatsoever, or as a recommendation with respect to the voting, purchase or sale of any security or as to any other matter by FNB, Howard, or any other entity or person. Additional Information about the Merger and Where to Find It In connection with the proposed merger, FNB will file a registration statement on Form S-4 with the SEC to register FNB’s shares that will be issued to Howard’s stockholders in connection with the merger. The registration statement will include a proxy statement of Howard and a prospectus of FNB, as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents FNB and Howard have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents FNB has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, Pittsburgh, PA, 15212, telephone: (724) 983-3317; and may obtain free copies of the documents Howard has filed with the SEC by contacting Joseph Howard, Chief Legal Officer, Howard Bancorp, Inc., 3301 Boston Street, Baltimore, MD 21224, telephone: (443) 573-2664. Participants in the Solicitation FNB and Howard and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Howard’s stockholders in connection with the proposed merger. Information regarding FNB’s directors and executive officers is contained in FNB’s Proxy Statement on Schedule 14A, dated March 26, 2021 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding Howard’s directors and executive officers is contained in Howard’s Proxy Statement on Schedule 14A, dated April 13, 2021, and in certain of its Current Reports on Form 8‑K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended. Cautionary Statement Regarding Forward-Looking Information This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of FNB and Howard with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction. Forward-looking statements are typically identified by words such as "believe", "plan", "expect", "anticipate", "intend", "outlook", "estimate", "forecast", "will", "should", "project", "goal", and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statement are subject. The forward-looking statements in this presentation pertain only to the date of this presentation, and FNB and Howard disclaim any obligation to update or revise any forward‑looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements contained in this presentation are subject to, among others, the following risks, uncertainties and assumptions: The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FNB and Howard do business, or as a result of other unexpected factors or events; Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by Howard stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point; The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; Completion of the transaction is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger transaction; Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; The outcome of any legal proceedings that may be instituted against FNB or Howard; Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger; Unanticipated challenges or delays in the integration of Howard’s business into FNB’s and or the conversion of Howard’s technology systems and customer data may significantly increase the expense associated with the transaction; and Other factors that may affect future results of FNB and Howard including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. These forward-looking statements are also subject to the principal risks and uncertainties applicable to FNB’s and Howard’s respective businesses and activities generally that are disclosed in FNB’s 2020 Annual Report on Form 10-K and in other documents FNB files with the SEC, and in Howard’s 2020 Annual Report on Form 10-K and in other documents Howard files with the SEC. FNB’s and Howard’s SEC filings are accessible on the SEC website at www.sec.gov. Use of Projections and Financial Information This presentation contains financial forecasts relating to the anticipated future financial performance of the proposed combination of FNB and Howard and is subject to risks and uncertainties that could cause actual results to differ materially from those forecasts and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of FNB and Howard with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future investment, and competition within applicable markets. The projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or generally accepted accounting principles in the United States of America (“GAAP”). None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of FNB and Howard. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ. For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. None of FNB and Howard or any of their respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither FNB and Howard intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error. Market and Industry Data Market and industry data used throughout this presentation is based on information derived from third party sources, the knowledge of the management teams of FNB and Howard regarding their respective industries and businesses and respective management teams’ good faith estimates. While management of FNB and Howard believe that the third party sources from which market and industry data has been derived are reputable, FNB and Howard have not independently verified such market and industry data, and you are cautioned not to give undue weight to such market and industry data. Non-GAAP Financial Measures Financial measures included in the forecasts provided to a board of directors or financial advisor in connection with a business combination transaction are excluded from the definition of “non‑GAAP financial measures” under the rules of the SEC, and therefore the Howard projections, the FNB and Howard combined company projections, and estimated synergies included in this presentation are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the FNB board of directors, Howard, or the FNB and Howard respective financial advisors in connection with the merger. Accordingly, no reconciliation of such measures is provided in this presentation.

Transaction Highlights

Howard Bancorp Acquisition Represents a Strategic Transaction with Attractive Financial Impacts and Low Execution Risk

Strategic Transaction

- ✓ Strategic, in-market acquisition that is additive to FNB's Maryland presence; significant scarcity value with Howard Bancorp positioned as the largest remaining community bank based in the Baltimore MSA
- ✓ Increases FNB's Baltimore deposits by $1.7Bn to $3.5Bn and #6 deposit rank on a pro forma basis
- ✓ Attractive core deposit franchise with 36% non-interest bearing deposits and 14 bps cost of deposits
- ✓ Strong commercial-focused bank with consistent underwriting philosophy and solid customer base
- ✓ Ability to overlay FNB product suite onto Howard Bancorp customer base

Attractive Financial Impacts

- ✓ 4% EPS accretion with fully phased-in cost savings
- ✓ Enhances key profitability metrics, including a >200 bps improvement in Efficiency ratio
- ✓ Limited TBV dilution of (2)% with short earnback period of ~3 years
- ✓ Efficient use of capital with IRR of >25% and neutral to CET1 ratio
- ✓ Well-structured transaction; Price / TBV of 1.6x and Price / Forward EPS with Cost Savings of 8.8x

Low Execution Risk

- ✓ Howard Bancorp represents ~6% of combined asset size
- ✓ In-market transaction with significant cost savings and branch consolidation opportunities
- ✓ Both banks operate on a common core banking system, allowing for lower integration risk
- ✓ Successful history of operating in Howard Bancorp's markets; represents FNB's fourth acquisition in Maryland for a total weighted average entry price of 1.5x TBV over all transactions
- ✓ FNB is a proven acquirer that has successfully integrated 15 acquisitions since 2005

F.N.B. Corporation

3

Overview of Howard Bancorp, Inc.

Howard Bancorp is a Commercial-Focused Lender with a Strong Operating Profile

HOWARD BANK

Overview of Howard Bancorp

Assets	$2.6Bn
Headquarters	Baltimore, MD
Chairman & CEO	Mary Ann Scully
Ticker	HBMD (NASDAQ-Listed)
Average Daily Trading Volume (3-Mo)	$0.3MM
Year Founded	2004
Locations	13 Branches

Howard Bancorp Loan & Deposit Composition

Loan Composition



Consumer 4%
PPP 10%
C&I 19%
CRE - OO 13%
CRE - NOO 32%
Residential 23%

Loans: $1.9Bn
Yield on Loans: 4.22%

Deposit Composition



Institutional Deposits 11%
Non-Interest Bearing DDA 36%
Interest Bearing DDA 12%
MMKT & SAV 30%
Customer Time Deposits 10%

Deposits: $2.0Bn
Cost of Deposits: 0.14%

Howard Bancorp Financial Summary

Balance Sheet (1Q'21) (%)		Profitability (1Q'21) (%)	
% Non-Interest Deposits	36	ROAA	0.98
TCE / TA	9.9	ROATCE	10.3
CET1 Ratio	12.1	Net Interest Margin	3.43
NPAs / Assets	0.6	Efficiency Ratio	54
Reserves / Loans	0.9	Fee Income Ratio	10

Market Position: Baltimore MSA Deposit Share

Rank	Mid-Sized Bank Rank	Bank	Deposits ($Bn)	Branches (No.)	Avg. Deposits / Branch ($MM)	Market Share (%)
1	-	Bank of America	28.6	74	386	31.7
2	-	M&T Bank	19.5	96	203	21.6
3	-	PNC	9.4	82	115	10.4
4	-	Wells Fargo	8.6	54	160	9.6
5	-	Truist	7.2	81	89	8.0
		First National Bank / HOWARD BANK	**3.5**	**33** [1]	**105** [1]	**3.8**
6	1	Sandy Spring Bancorp	1.9	11	174	2.1
7	**2**	First National Bank	**1.8**	**20**	**91**	**2.0**
8	**3**	HOWARD BANK	**1.7**	**13**	**127**	**1.8**
9	4	Capital Funding Bancorp	1.4	2	710	1.6
10	5	Shore Bancshares	1.3	15	86	1.4

F.N.B. Corporation

Source: Company Materials, SNL Financial

Notes:

1. Does not include the impact of contemplated branch consolidations

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Strategic In-Market Transaction with Low Execution Risk

Enhances Presence within the Baltimore MSA & Mid-Atlantic Region, While Allowing for Significant Cost Savings Opportunities

FNB Operates a Well-Diversified Footprint



Cleveland
Pittsburgh
Columbus
Philadelphia
Baltimore
Trenton
Washington
Richmond
Norfolk
Greensboro
Raleigh
Charlotte
Fayetteville
Columbia
Augusta
Charleston
FNB
Howard

Enhances Baltimore Presence with Howard Bancorp Acquisition



Hagerstown
Maryland
Martinsburg
Frederick
Baltimore
Winchester
Germantown
Columbia
Annapolis
Washington
Dale City
FNB
Howard
Branch Overlap
3-Mile: 85%
2-Mile: 62%
1-Mile: 46%

Adds to FNB's Strong Customer Density in Maryland [1]



Baltimore
Wealth Management
Retail & Commercial
Insurance

- ***Howard Bancorp adds incremental scale to our Maryland presence***

F.N.B. Corporation

Source: Company Materials, SNL Financial

Notes:

1. Represents current FNB customers

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Attractive Financial Impacts Howard Bancorp Represents a Financially-Compelling Transaction for FNB, While Preserving Tangible Book Value and Capital Notes: Based on pro forma impacts including fully phased-in cost savings Includes full impact of one-time merger expenses in pro forma closing impacts for TBV and capital for illustrative purposes Key Items Earnings per Share (1) Efficiency Ratio (1) Return on Tangible Common Equity (1) TBV per Share at Closing (2) TBV Earnback (Crossover Method) (2) CET1 Ratio at Closing (2) Internal Rate of Return Pro Forma Financial Impact 4% >(200)bps >50bps (2)% ~3 Years Neutral >25%

FNB is an Experienced Acquirer in the Dynamic Maryland Market Mid-Atlantic Franchise Has Been Augmented by Attractively-Priced Acquisitions Baltimore is an Attractive Market Howard Bancorp Represents our Fourth Maryland Transaction for a Weighted Average Entry Price of 1.5x TBV Acquisition State Announce Date Deal Value ($MM) Price / TBV (x) Cost Savings (%) Assets ($Bn) MD 7/13/21 $418MM 1.6x >50% $2.6Bn MD 4/8/14 $102MM 1.3x 40% $0.4Bn MD 6/14/13 $78MM 1.3x 25% $0.6Bn MD 10/22/12 $50MM 1.6x 30% $0.4Bn Source: SNL Financial, Baltimore County Government, Baltimore Sun, Economic Alliance of Greater Baltimore Key Item Baltimore Metrics Population 2.8MM Number of Businesses (Baltimore County) 21,317 Businesses with 100+ Employees (Baltimore County) 500+ Median Home Sale Price $330k Density of Advanced Degree Holders Ranking Among Top 25 Largest U.S. Metro Markets 4th Dynamic Market Demographics Blue Chip Top Employers Median Household Income ($000) Projected Median Household Income Change: 2021-2026E (%)

Consideration Mix – 100% stock Exchange Ratio – 1.8 shares of FNB common stock for each share of Howard Bancorp common stock Transaction Value – $418MM deal value, or $21.96 per share (1) Price / TBV – 1.6x Price / Forward EPS with Cost Savings – 8.8x Cost Savings – >50% cost savings on Howard Bancorp’s non-interest expense Phase-In Period – 85% in year one and 100% thereafter Branch Overlap – 62% of Howard Bancorp’s branches are within 2-miles of an FNB branch System Overlap – Lower risk integration with common core banking platform One-Time Merger Expenses – $32MM pre-tax Impact of one-time merger expenses fully included in pro forma closing impacts for TBV and capital Loan Credit Mark – 1.7% of loans 56% PCD loan mark composition (1.0% of loans) and 44% non-PCD composition (0.7% of loans) Day 2 CECL reserve of 1.2% of loans Core Deposit Intangible (CDI) – 0.50% of non-time deposits Amortized using 10-year sum-of-years digits Closing – Estimated in early 2022 Key Transaction Assumptions Conservative Assumptions Utilized within Pro Forma Modeling Analysis Notes: Based on FNB closing price of $12.20 as of July 12, 2021; represents fully diluted deal value Consideration & Deal Value Cost Savings Key Merger Assumptions

Key Takeaways Low Execution Risk Attractive Financial Impacts Strategic Transaction